                                 OPTIONS PREMIER
                             SURVIVOR OPTIONS ELITE
                            SURVIVOR OPTIONS PREMIER
                                 SPECIAL PRODUCT


                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                         SUPPLEMENT DATED JULY 24, 2000
                                       TO
                         PROSPECTUSES DATED MAY 1, 2000


This supplement describes changes to the fees and expenses of one fund available under the variable life insurance contracts. This supplement should be retained with the prospectus for future reference.

The following information replaces the expenses shown for the Strong Opportunity Fund II on pages 7-8 of the prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                         TOTAL
                                         MANAGEMENT        OTHER         ANNUAL
                    PORTFOLIO               FEES          EXPENSES      EXPENSES
  STRONG OPPORTUNITY FUND II (3)            1.00%           0.10%         1.10%



(3) Strong has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses so that the total annual fund operating expenses are capped at 1.10%. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders.